Exhibit 10.2

AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
among
GOLDLEAF FINANCIAL SOLUTIONS, INC.
f/k/a Private Business, Inc.
and
LIGHTYEAR PBI HOLDINGS, LLC
dated as of October 11, 2006

-i-

GOLDLEAF FINANCIAL SOLUTIONS, INC.
f/k/a Private Business, Inc.
AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT
     THIS AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT (this “Agreement”) is entered into as of October 11, 2006, among GOLDLEAF FINANCIAL SOLUTIONS, INC. f/k/a Private Business, Inc., a Tennessee corporation (the “Company”) and LIGHTYEAR PBI HOLDINGS, LLC, a Delaware limited liability company (“Lightyear”).
RECITALS
     WHEREAS, the Company and Lightyear are parties to that certain Securityholders Agreement dated January 20, 2004 (the “Original Securityholders Agreement”); and
     WHEREAS, in connection with the Company’s underwritten offering of its common stock, the Company and Lightyear have agreed to the redemption of certain equity securities held by Lightyear and the recapitalization of certain other equity securities held by Lightyear pursuant to the terms of that certain Redemption and Recapitalization Agreement, dated April 25, 2006 between the Company and Lightyear (the “Recapitalization Agreement”); and
     WHEREAS, pursuant to the terms of the Recapitalization Agreement, the Company and Lightyear have agreed to amend and restate the Original Securityholders Agreement as set forth below.
     NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Certain Defined Terms. As used herein, the following terms shall have the following meanings:
     “Adverse Effect” has the meaning assigned to such term in Section 4.2(g).
     “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

     “beneficial owner” or “beneficially own” has the meaning given such term in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of Common Stock or Preferred Stock or other Voting Securities of the Company shall be calculated in accordance with the provisions of such Rule; provided, however, that for purposes of determining beneficial ownership, (i) a Person shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities and (ii) no Person shall be deemed to beneficially own any security solely as a result of such Person’s execution of this Agreement.
     “Board” means the Board of Directors of the Company.
     “Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes any and all shares of Common Stock and Preferred Stock.
     “Claims” has the meaning assigned to such term in Section 4.5(a).
     “Closing” shall have the meaning assigned to such term in Section 1 of the Recapitalization Agreement.
     “Common Stock” means the common stock, no par value, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.
     “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.
     “Demand Party” has the meaning assigned to such term in Section 4.2(a).
     “Director” means any member of the Board.
     “Equity Securities” means any and all shares of Capital Stock of the Company, securities of the Company convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Holder” means Lightyear and any other Holder of Series A Warrant Recapitalization Securities.

     “incur” means, directly or indirectly, to incur, refinance, create, assume, guarantee or otherwise become liable with respect to.
     “Indemnified Parties” has the meaning assigned to such term in Section 4.5(a).
     “Law” has the meaning assigned to such term in the Securities Purchase Agreement.
     “Lightyear Indemnitee” has the meaning assigned to such term in Section 7.1.
     “Losses” has the meaning assigned to such term in Section 7.1.
     “NASD” means the National Association of Securities Dealers, Inc.
     “Nasdaq” means the Nasdaq Global Market and the Nasdaq Capital Market.
     “Other Holders” means Persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.
     “Other Securities” means securities of the Company, other than Registrable Securities which, by virtue of agreements between Other Holders and the Company, are entitled to be included in certain registrations hereunder.
     “Permitted Transferee” means, with respect to Lightyear (A) Lightyear’s officers, employees or consultants, (B) any corporation or corporations, partnership or partnerships (or other entity for collective investment, such as a fund) which is (and continues to be) an Affiliate of Lightyear, (C) the partners of Lightyear and the general or limited partners of such partners in the case of a distribution by Lightyear and (D) any other Person to whom Lightyear transfers the Series A Warrant Recapitalization Securities.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
     “Preferred Stock” means, collectively, the Series A Preferred Stock, the Series B Preferred Stock, any other series of preferred stock of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.
     “Registrable Securities” means Series A Warrant Recapitalization Securities. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) such securities shall have ceased to be outstanding.

     “Registration Expenses” means any and all expenses incident to performance of or compliance with Article IV of this Agreement, including (a) all SEC and securities exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Schedule E to the bylaws of the NASD, and of its counsel), (b) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the Nasdaq Stock Market pursuant to Section 4.3(h)(i) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of counsel selected pursuant to Section 4.8, (g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration, but excluding underwriting discounts and commissions (or the equivalent thereof) and transfer taxes, if any, and (h) expenses incurred in connection with any road show (including the reasonable out-of-pocket expenses of Lightyear).
     “SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Series A Warrant Recapitalization Securities” means the shares of Common Stock (including any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization) issued to Lightyear pursuant to that certain Redemption and Recapitalization Agreement dated April 25, 2006 between Lightyear and the Company.
     “Subsidiary” means (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.
     “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Equity

Securities beneficially owned by a Person or any interest in any shares of Equity Securities beneficially owned by a Person.
     “Transferee” means any Person to whom Lightyear or any of its Affiliates or any Transferee thereof Transfers Equity Securities of the Company, including Permitted Transferees, in accordance with the terms hereof.
     “Voting Securities” means, at any time, shares of any class of Equity Securities of the Company which are then entitled to vote in the election of Directors.
     SECTION 1.2. Other Definitional Provisions. (a) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.
     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
     (c) Whenever the words “include”, “including” or “includes” appear in this Agreement, they shall be read to be followed by the words “without limitation” or words having similar import.
ARTICLE II
INTENTIONALLY DELETED
ARTICLE III
TRANSFERS
     SECTION 3.1. Lightyear Transferees.
     (a) Subject to Section 3.1(b), no Transferee of Lightyear shall be obligated, or entitled to rights, under this Agreement.
     (b) No Transferee shall have any rights or obligations under this Agreement, except to the extent that Lightyear shall expressly assign all or a portion of its rights and obligations hereunder to such Transferee (and such rights shall be further transferable to any further Transferee subject to this Section 3.1(b)).
     (c) Prior to the consummation of a Transfer from Lightyear, to the extent rights and obligations are to be assigned, and as a condition thereto, the applicable Transferee shall (i) agree in writing with the other parties hereto to be bound by the terms and conditions of this Agreement to the extent described in Section 3.1(b) and (ii) provide the Company and the other parties to this Agreement at such time complete information for notices under this Agreement.
     SECTION 3.2. Transfer Restrictions. (a) Lightyear shall not Transfer any shares of Series A Warrant Recapitalization Securities if such transfer would violate the terms and conditions of this Agreement, as applicable. Any attempt to transfer any shares of Series A Warrant Recapitalization Securities in violation of the preceding sentence shall be null and void.
     (b) Notwithstanding anything to the contrary in this Agreement, any transfer permitted or required by this Agreement shall be in compliance with federal and state securities laws, including the Securities Act.
     (c) Lightyear may Transfer any or all of its shares of Series A Warrant Recapitalization Securities, and assign its rights hereunder, to any Permitted Transferee of Lightyear. As a condition precedent to any such transfer, the Permitted Transferee shall execute an instrument pursuant to which such Permitted Transferee agrees to be bound by and to comply with the terms of this Agreement, and obtains the rights and benefits that inure to, the transferor as though the Permitted Transferee were such transferor. Upon execution of such instrument, the Permitted Transferee shall be deemed a Holder hereunder. Any Transfer to a Permitted Transferee not made in full compliance with this Section 3.2(c) shall be void and of no effect.
     SECTION 3.3. Legends. Each certificate representing shares of Series A Warrant Recapitalization Securities will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the “Stock Legend”):
     “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR STATE SECURITIES LAWS AND CANNOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.”
The Stock Legend will be removed by the Company by the delivery of substitute certificates without such Legend upon receipt of a legal opinion from counsel reasonably satisfactory to the Company to the effect that the legend is no longer required for purposes of applicable securities laws.

ARTICLE IV
REGISTRATION RIGHTS
     SECTION 4.1. Incidental Registrations. (a) If the Company at any time after the date hereof proposes to register Equity Securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders’ rights under this Article IV. Upon the written request of any such Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided, that (i) if, at any time after giving written notice of its intention to register any securities, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), (ii) if such registration involves an underwritten offering, all Holders requesting to be included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings, and (iii) in no event shall the Company be required to effect more than one registration pursuant to this Section 4.1 within eighteen (18) months from the date hereof. If a registration requested pursuant to this Section involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of such securities in connection with such registration. The registrations provided for in this Section 4.1 are in addition to, and not in lieu of, registrations made upon the request of Lightyear in accordance with Section 4.2.
     (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.1.
     (c) Priority in Incidental Registrations. If a registration pursuant to this Section 4.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company (other than the Registrable Securities), then the Company shall include in such registration (a) first, 100% of the securities the Company proposes to sell, (b) second, any Other Securities requested to be registered by any Other Holders exercising a demand registration right, and (c) third, to the extent of the amount of Registrable Securities and Other Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities and Other Securities which the Holders and the Other Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders and the Other Holders on the basis of the relative amount of Registrable Securities and Other Securities requested to be included in such registration by each such Holder and Other Holder. . Further, a registration requested pursuant to this Section 4.1 will not be deemed to have been effected for purposes of calculating the number of registrations required to be effected pursuant to this Section 4.1 within eighteen (18) months from the date hereof under Section 4.1(a)(iii) unless it has become effective and all of the Registrable Securities of the Holders requested to be registered thereunder have been sold or, in the case of a shelf registration statement, can be sold thereunder.
     SECTION 4.2. Registration on Request. (a) At any time after the date that is eighteen (18) months from the date hereof, upon the written request of Holders of Registrable Securities representing at least 10% of the outstanding Common Stock immediately following the Closing and the issuance of the Series A Warrant Recapitalization Securities (provided that no Permitted Transferee of Lightyear or its Affiliates or of any Permitted Transferee shall be permitted to request a registration pursuant to this Section 4.2 unless the right to make such a request was transferred to such Permitted Transferee pursuant to Section 3.2(c)) (the “Demand Party”) requesting that the Company effect the registration under the Securities Act of all or part of such Demand Party’s Registrable Securities (provided that (i) the reasonably anticipated aggregate price to the public of such Registrable Securities shall be at least $8 million or (ii) the number of Registrable Securities sought to be registered shall be equal to at least 10% of the outstanding Common Stock of the Company immediately following the Offering and the issuance of the Series A Warrant Recapitalization Securities) and specifying the amount and intended method of disposition thereof, including pursuant to a shelf registration statement utilizing Rule 415 under the Securities Act, the Company will promptly give written notice of such requested registration to all other Holders, and thereupon will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of:
     (i)   the Registrable Securities which the Company has been so requested to register by the Demand Party; and
     (ii)   all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that in no event shall the Company be required to effect more than one registration pursuant to this Section 4.2; and provided, further, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 4.2 within a period of 180 days after the effective date of any registration effected under

Section 4.1, which was not effected on Form S-3 (or any successor or similar short-form registration statement).
     (b) Top-Up Shares. In any registration pursuant to Section 4.2(a) in which the aggregate price to the public of all Registrable Securities included therein is not reasonably expected to exceed $25 million, the Company shall add to such registration that number of shares of Registrable Securities as would have an aggregate value, at the reasonably anticipated price per share, such that the reasonably anticipated aggregate price to the public of all Registrable Securities included therein shall equal $25 million (the “Top-Up Shares”) and shall cause such Top-Up Shares to be offered by the Company in such registration together with the Registrable Securities offered by Lightyear and any other Holders therein; provided, however, that the number of Top-Up Shares shall be reduced on a share for share basis by up to 50% to the extent other Holders or Other Holders exercise incidental registration rights in connection with such registration.
     (c) Registration Statement Form. The Company shall select the registration statement form for any registration pursuant to this Section 4.2; provided, that if any registration requested pursuant to this Section 4.2 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.
     (d) Expenses. The Company will pay all Registration Expenses in connection with registrations of each class or series of Registrable Securities pursuant to this Section 4.2.
     (e) Effective Registration Statement. A registration requested pursuant to this Section 4.2 will not be deemed to have been effected unless it has become effective and all of the Registrable Securities registered thereunder have been sold or, in the case of a shelf registration statement, can be sold thereunder.
     (f) Selection of Underwriters. If a requested registration pursuant to this Section 4.2 involves an underwritten offering, the investment banker(s), underwriter(s) and manager(s) for such registration shall be selected by the Holders of a majority of the Registrable Securities which the Company has been requested to register; provided, however, that such investment banker(s), underwriter(s) and manager(s) shall be reasonably satisfactory to the Company.
     (g) Priority in Requested Registrations. If a requested registration pursuant to this Section 4.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration (including securities of the Company which are not Registrable Securities) would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Holders (an “Adverse Effect”), then the Company shall include in such registration (a) first, 100% of the Registrable Securities requested to be included in such registration by the Demand Party and all other Holders of Registrable Securities pursuant to this Section 4.2 (to the extent that the managing underwriter believes that all such Registrable Securities can be sold in such offering without having an Adverse Effect; provided, that if the managing underwriter does not so believe and the Demand Party does not exercise its right set forth in the second succeeding sentence of this clause (g), such lesser number of Registrable Securities as specified by the Demand Party) and (b) second, to the extent the managing underwriter believes additional securities can be sold in the offering without having an Adverse Effect, the amount of Other Securities requested to be included by Other Holders in such registration, allocated pro rata among all requesting Other Holders on the basis of the relative amount of all Other Securities requested to be included in such registration. In the event that the number of Registrable Securities and Other Securities to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold without having an Adverse Effect, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of such managing underwriter, can be sold without having an Adverse Effect. If the managing underwriter of any underwritten offering shall advise the Holders participating in a registration pursuant to this Section 4.2 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Demand Party, then the Demand Party shall have the right to notify the Company that it has determined that the number of shares to be included in such registration shall be reduced to a number that allows an offering in the price range or that the registration statement be abandoned or withdrawn, in which event the Company shall effect the reduction, or abandon or withdraw such registration statement; provided, however, that if (i) Holders of Registrable Securities other than the Demand Party are participating in such registration pursuant to Section 4.2(a) or (ii) the Company has included Top-Up Shares in such registration pursuant to Section 4.2(b) and the Demand Party shall have exercised its right to reduce the number of shares to be included or to abandon or withdraw such registration, such other Holders or the Company, as the case may be, shall be permitted to proceed with such registration and its offering of shares thereunder. Any registration attempted to be withdrawn by a Demand Party pursuant to the preceding sentence shall not be counted as the Demand Party’s registration demand provided in Section 4.2(a)(ii) and the Company shall pay all Registration Expenses in connection therewith.
     (h) Postponements in Requested Registrations. Notwithstanding any other provision contained herein, (i) if the Board determines, in its good faith judgment, that the registration and offering otherwise required by this Section 4.2 would have an adverse effect on a then contemplated public offering of the Company’s Equity Securities, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 4.2, during the period starting with the 30th day immediately preceding the date of the anticipated filing of, and ending on a date 60 days following the effective date of, the registration statement relating to such other public offering and (ii) if the Company shall at any time furnish to the Holders a certificate signed by its chairman of the board, chief executive officer or president or any other of its authorized officers stating that the Company or any Subsidiary of the Company has pending or in process a material transaction, the disclosure of which would, in the good faith judgment of the Board, after consultation with its outside securities counsel, materially and adversely affect the Company or such Subsidiary, the Company may postpone the filing (but not the preparation) of a registration statement required by this Section 4.2 for up to 90 days; provided, that, the Company shall at all times in good faith use its reasonable best efforts to cause any registration statement required by this Section 4.2 to be filed as soon as possible thereafter and; provided, further, that, the Company shall not be permitted to postpone registration pursuant to this Section 4.2(g) more than twice in any 360-day period; provided, however, that there shall be a minimum of 90 days between the end of one such postponement and the start of the next such postponement. The Company shall promptly give the Holders requesting registration thereof pursuant to this Section 4.2 written notice of any postponement made in accordance with the preceding sentence. If the Company gives the Holders such a notice, the Holders shall have the right, within 15 days after receipt thereof, to withdraw their request in which case, such request will not be counted for purposes of this Section 4.2.
     (i) Additional Rights. If the Company at any time grants to any other holders of Capital Stock any rights to request the Company to effect the registration under the Securities Act of any such shares of Capital Stock on terms more favorable to such holders than the terms set forth in this Article IV, the terms of this Article IV shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits. The Company shall provide the Holders prior written notice of any such deemed amendment or supplement to the terms of this Article IV.
     SECTION 4.3. Registration Procedures. If and whenever the Company is required to effect or use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will promptly:
     (a) prepare and, in any event within 45 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing;
     (b) prepare and file with the SEC such amendments and supplements to such registration statement (including Exchange Act documents incorporated by reference into the registration statement) and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 90 days (or such longer period not to exceed two years as may be requested by the Holders in the event of a shelf registration statement) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto in accordance with Sections 4.3(a) or (b), the Company will furnish to counsel selected pursuant to Section 4.8 hereof copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;
     (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;
     (d) use its reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;
     (e) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;
     (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
     (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;
     (h) (i) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 4.5 hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;
     (j) in the case of an underwritten registration, obtain a “cold comfort” letter or letters from the Company’s independent public accounts in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;
     (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such underwriter and by counsel selected pursuant to Section 4.8 hereof, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;
     (l) notify counsel (selected pursuant to Section 4.8 hereof) for the Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;
     (m) make reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;
     (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;
     (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;
     (p) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;
     (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;
     (r) use its reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the underwriters in connection with the methods of distribution for the Registrable Securities; and
     (s) if at any time a shelf registration statement requested to be used by the Holders to dispose of the Registrable Securities ceases to be effective before the end of the two year effective period for shelf registration statements set forth in Section 4.3(b), the Company shall use its reasonable best efforts to file and cause to become effective a new shelf registration statement to remain effective for a two year period plus an additional period equal to the period during which a registration statement was not effective.
     SECTION 4.4. Information Supplied. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with customary information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request. Each seller of Registrable Securities shall provide such information as a condition precedent to the Company’s obligations under Article IV hereof.
     SECTION 4.5. Restrictions on Disposition. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.3(f), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.3(f), and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4.3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.3(f) and to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4.3(f).
     SECTION 4.6. Indemnification. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 4.1 or 4.2, the Company shall, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, members or general and limited partners (and any director, officer, and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof (“Claims”) and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Claims or expenses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such Claim or expense arises out of, relates to or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or behalf of such seller specifically for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of securities by any seller.
     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4.2 or 4.3 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.6(a)) the Company and all other prospective sellers or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
     (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 4.6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such action or proceeding (in which case the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than one firm of counsel for all indemnified parties in each jurisdiction who shall be approved in the event the Company is the indemnifying party by the majority of the participating Holders in the registration in respect of which such indemnification is sought), the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the indemnified party without the consent of the indemnifying party, such consent not to be unreasonably withheld. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the indemnified party, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such indemnified party from all liability in respect of such action or proceeding and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such indemnified party and does not otherwise adversely affect such indemnified party, other than as a result of the imposition of financial obligations for which such indemnified party will be indemnified hereunder.
     (d) (i) If the indemnification provided for in this Section 4.6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any Claim or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such Claim or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 4.6(d) as a result of the Claim and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.
     (ii)   The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.6(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (e) Indemnification similar to that specified in this Section 4.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Law or with any governmental authority other than as required by the Securities Act.
     (f) The obligations of the parties under this Section 4.6 shall be in addition to any liability which any party may otherwise have to any other party.
     SECTION 4.7. Required Reports. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
     SECTION 4.8. Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Sections 4.1 and 4.2 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

     SECTION 4.9. Holdback Agreement. If any registration hereunder shall be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Equity Securities of the Company (in each case, other than as part of such underwritten public offering), within 10 days before, or subject to Section 4.2(g) in the case of a requested registration that has been postponed pursuant to clause (i) thereof, 180 days (or such lesser period as the managing underwriters may require or permit) after, the effective date of such registration (except as part of such registration), and the Company hereby also agrees to use its reasonable best efforts to have each other holder of 5% or more of Equity Securities of the Company purchased from the Company (at any time other than in a public offering) to so agree.
     SECTION 4.10. No Inconsistent Agreements. The Company represents and warrants that it is not a party to, will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders of Registrable Securities in this Article IV.
ARTICLE V
INTENTIONALLY DELETED
ARTICLE VI
INTENTIONALLY DELETED
ARTICLE VII
MISCELLANEOUS
     SECTION 7.1. Intentionally Deleted
     SECTION 7.2. Termination. (a) Except as provided in Section 7.2(b): (i) the provisions of Article IV of this Agreement (other than Section 4.6 thereof) shall terminate at such time as there shall be no Registrable Securities outstanding; (ii) the obligations of the respective parties under Section 4.6 shall terminate in respect of any shelf registration statement at the time the applicable statute of limitations expires and otherwise, at such time as the corresponding indemnification obligations in the underwriting agreement in respect of any demand registration expires; (iii) the provisions of Articles I, III, and VII of this Agreement shall not terminate until this Agreement has terminated pursuant to clause (iv) below; and (iv) this Agreement shall terminate in full upon the last to occur of the terminations set forth in clauses (i) and (ii).
     (b) No termination of this Agreement shall by virtue of such termination relieve any party from any liability existing at the time of such termination for the breach of any of the agreements set forth in this Agreement.

     SECTION 7.3. Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company and Lightyear. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
     SECTION 7.4. Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto (except as described in the next sentence) without the prior written consent of the other parties. Lightyear and its Affiliates may assign their respective rights and obligations hereunder to any Affiliate or Affiliates thereof and, subject to the provisions of Section 3.1 and 3.2, to any other third party or Permitted Transferee.
     SECTION 7.5. Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Purchase Agreement shall be in writing and shall be hand delivered, sent by overnight courier or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
     If to the Company:
Goldleaf Financial Solutions, Inc.
9020 Overlook Boulevard, Suite 300
Brentwood, Tennessee 37027
Attention: G. Lynn Boggs
Facsimile: (678) 966-0877
     with a copy (which shall not constitute notice) to:
Harwell Howard Hyne Gabbert & Manner, P.C.
315 Deaderick Street, Suite 1800
Nashville, TN 37238-1800
Attention: David Cox
Facsimile: (615) 251-1056
     If to Investor:
c/o The Lightyear Fund, L.P.
375 Park Avenue, 11th Floor
New York, New York 10152
Attention: Lori J. Forlano
Facsimile: (212) 328-0516

     with a copy (which shall not constitute notice) to:
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Caroline B. Gottschalk
Facsimile: (212) 455-2502
     If to another Holder:
to the address of such Holder as shown in the stock record books of the Company.
     Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication that shall be hand delivered, sent, mailed, faxed in the manner described above, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt or the delivery receipt being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.
     SECTION 7.6. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.
     SECTION 7.7. Entire Agreement. Except as otherwise expressly set forth herein, this Agreement and the Recapitalization Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way; further, this agreement amends and restates in its entirety the Original Securityholders Agreement.
     SECTION 7.8. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
     SECTION 7.9. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed in all respects by the laws of the State of Tennessee. No suit, action or proceeding with respect to this Agreement may be brought in any court or before any similar authority other than in a court of competent jurisdiction in the State of Tennessee, and the parties hereto hereby submit to the exclusive jurisdiction of such courts for the purpose of such suit, proceeding or judgment. The parties hereto hereby irrevocably waives any right which they may have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.
     SECTION 7.10. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     SECTION 7.11. Effective Date. This Agreement shall become effective immediately upon the Closing.
     SECTION 7.12. Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.
     SECTION 7.13. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
     SECTION 7.14. No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of Lightyear or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of Lightyear or any current or future member of Lightyear or any current or future director, officer, employee, partner or member of Lightyear or of any Affiliate or assignee thereof, as such for any obligation of Lightyear under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.
     SECTION 7.15. Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

GOLDLEAF FINANCIAL SOLUTIONS, INC.
By:	/s/ Michael Berman
	Name:	Michael Berman
	Title:	Secretary and General Counsel

LIGHTYEAR PBI HOLDINGS, LLC
By:	/s/ Timothy Kacani
	Name:	Timothy Kacani
	Title:	Vice President